AMENDMENT
                                   TO THE
                         ARROW ELECTRONIC SAVINGS PLAN
                                    AND
                       VEBA ELECTRONICS INC. 401(k) PLAN


          1. Effective as of April 2, 2001, the VEBA Electronics Inc. 401(k) Plan (the "VEBA Plan") is merged into the Arrow Electronics Savings Plan (the "Arrow Plan"), and the terms of the Arrow Plan supersede the terms of the VEBA Plan.

          2. The following fund mapping shall become effective upon such merger:

     From the Following VEBA Plan Funds     Into Plan Investment Funds
     ----------------------------------     --------------------------
     BT Investment Equity 500 Index         Spartan U.S. Equity Index
     Dreyfus Premier Tech. Growth Fund      OTC Portfolio
     GIC Account 1 - VEBA                   Retirement Gov't M.M.
     Mass Investors Growth Stock Fund       Magellan
     Massachusetts Investors Trust          Magellan
     MFS Bond Fund                          Inter. Bond
     MFS Capital Opportunities Fund         Magellan
     MFS Emerging Growth Fund               OTC Portfolio
     MFS Equity Income Fund                 Equity Income
     MFS Global Governments Fund            Retirement Gov't M.M.
     MFS Global Growth Fund                 Retirement Gov't M.M.
     MFS Government Securities Fund         Inter. Bond
     MFS High Income Fund                   Retirement Gov't M.M.
     MFS Institutional Fixed Fund           Retirement Gov't M.M.
     MFS Midcap Growth Fund                 OTC Portfolio
     MFS Money Market Fund                  Retirement Gov't M.M.
     MFS New Discovery Fund                 OTC Portfolio
     MFS Research Fund                      Magellan
     MFS Total Return Fund                  Asset Manager

          3. The provisions of this Amendment shall be treated as an amendment to and a part of the VEBA Plan to the extent necessary to give full effect to this Amendment. All interests and rights of individuals under the VEBA Plan that are required by law to be preserved under the Arrow Plan shall be preserved, as shall be more fully set forth in a supplement to the Arrow Plan which shall be made a part of the Arrow Plan as soon as practicable.

          IN WITNESS WHEREOF, each of Arrow and Atlas, by its duly authorized officer, has executed this instrument of amendment this __ day of April, 2001.

                                    FOR: ARROW ELECTRONICS, INC.
                                         ATLAS BUSINESS SERVICES

                                         By:
                                             ---------------------------
                                             Robert E. Klatell